EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2000 appearing in OnLine Power Supply, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.

                                       /s/Ehrhardt Keefe Steiner & Hottman PC
                                          Ehrhardt Keefe Steiner & Hottman PC

May 17, 2000
Denver, Colorado

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